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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND

THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION.

Richard L. Lindquist, Misia Dudley, Philip Schantz, Mary Ann Thomas and John Tobin, who are responsible for the day-to-day management of the fund, are now joined by the other members of the high yield management team, John F. Dessauer and Michael Dugan (see biographies below). All members of the high yield management team are now responsible for the day-to-day management of the fund.

CERTAIN MANAGER BIOGRAPHIES

JOHN F. DESSAUER, CFA, VICE PRESIDENT, is a credit analyst and has been a member of the high yield management team since 1999. Mr. Dessauer joined CSAM in 1999 following five years at SEI Investments in Philadelphia, where he was a senior analyst focusing on high yield, municipal debt and large-capitalization equities. Mr. Dessauer holds a B.A. in economics from Boston College.

MICHAEL J. DUGAN, ASSISTANT VICE PRESIDENT, is a client portfolio manager and has been a member of the high yield management team since 2001. Mr. Dugan joined CSAM in 2000 following two years at Arnhold and S. Bleichroeder, where he was an associate in the institutional sales and marketing group. Previously, Mr. Dugan was an assistant supervisor in the client service group at Neuberger Berman LLC, where he had worked since 1996. Mr. Dugan holds a B.A. in political science from the University of Rhode Island.


Dated: October 11, 2002                                       CSISB-16-1002